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                                                                   EXHIBIT 10.7




   Schedule to Stock Option Agreement under the Company's Stock Incentive Plan


Option Holder                  Number of Shares          Exercise Price             Date of Grant
-------------                  ----------------          --------------             -------------
David Dean                     6,000                     $4.29 per share            January 24, 2000
George M. Dickens, Jr.         34,000                    $4.29 per share            January 24, 2000
R. S. Evans                    100,000                   $4.29 per share            January 24, 2000
Daniel J. Geller               20,000                    $4.29 per share            January 24, 2000
Clifford T. Gordon             15,500                    $4.29 per share            January 24, 2000
Barry J. Kulpa                 326,000                   $4.29 per share            January 24, 2000
Gregory D. Lambert             65,000                    $4.29 per share            January 24, 2000
Carl A. Liliequist             39,000                    $4.29 per share            January 24, 2000
Paul W. Lyle                   34,000                    $4.29 per share            January 24, 2000
Stokes Ritchie                 21,000                    $4.29 per share            January 24, 2000

George M. Dickens, Jr.         29,400                    $5.00 per share            January 22, 2001
Daniel J. Geller               27,000                    $5.00 per share            January 22, 2001
Barry J. Kulpa                 140,000                   $5.00 per share            January 22, 2001
Carl A. Liliequist             29,400                    $5.00 per share            January 22, 2001
Thomas S. McHugh               13,500                    $5.00 per share            January 22, 2001
John Olson                     28,000                    $5.00 per share            January 22, 2001
Kenneth E. Thompson            20,000                    $5.00 per share            January 22, 2001

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